UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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BCSB Bancorp, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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[BCSB BANCORP, INC. LETTERHEAD]

January 7, 2011

Dear Shareholder:

We invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of BCSB Bancorp, Inc. (the “Company”) to be held at Baltimore County Savings Bank, F.S.B.’s Perry Hall Office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 9, 2011, at 4:30 p.m., local time.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Baltimore County Savings Bank, F.S.B. (the “Bank”), the Company’s wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the shareholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

Sincerely,

/s/ Joseph J. Bouffard

Joseph J. Bouffard
President and Chief Executive Officer

BCSB BANCORP, INC.

4111 E. Joppa Road

Baltimore, Maryland 21236

(410) 256-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	4:30 p.m. on Wednesday, February 9, 2011

PLACE	Baltimore County Savings Bank’s Perry Hall Office 4208 Ebenezer Road Baltimore, Maryland 21236

ITEMS OF BUSINESS	(1) The election of two directors to serve for a term of three years;

(2) The ratification of the appointment of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2011;

(3) A non-binding resolution to approve the compensation of the named executive officers;

(4) A non-binding resolution to approve the frequency of a shareholder vote to approve the compensation of named executive officers; and

(5) Such other business as may properly come before the meeting. The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on December 17, 2010.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement, the enclosed proxy card and annual report to stockholders are also available for printing on the Internet at http://www.baltcosavings.com/AnnualMeeting.asp.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David M. Meadows

David M. Meadows
Corporate Secretary

Baltimore, Maryland

January 7, 2011

BCSB BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of BCSB Bancorp, Inc. (“BCSB Bancorp” or the “Company”) for the 2011 annual meeting of shareholders and for any adjournment or postponement of the annual meeting. BCSB Bancorp is the holding company for Baltimore County Savings Bank, F.S.B. (the “Bank”).

We are holding the 2011 annual meeting at the Bank’s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on February 9, 2011, at 4:30 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about January 7, 2011.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on February 9, 2011.

The proxy statement, proxy card and annual report to stockholders are available on the Internet at http://www.baltcosavings.com/AnnualMeeting.asp.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of BCSB Bancorp common stock that you owned as of December 17, 2010. As of the close of business on December 17, 2010, a total of 3,120,945 shares of BCSB Bancorp common stock were outstanding.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit. With respect to shares held by a broker, bank or nominee, the Company generally will look beyond the holder of the shares to the person or entity for whom the shares are held when applying the voting limitation. However, where the ultimate owner of the shares has granted voting authority to the broker, bank or nominee that holds the shares, the Company will apply the 10% voting limitation to the broker, bank or nominee.

Ownership of Shares; Attending the Meeting

You may own shares of BCSB Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name;” or

•	Indirectly in the Baltimore County Savings Bank Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly in the Baltimore County Savings Bank Employee Savings Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of BCSB Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

If you are a participant in the ESOP or the 401(k) Plan, see “Participants in Baltimore County Savings Bank’s ESOP and 401(k) Plan” below for information on how to vote your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Stegman & Company as our independent registered public accounting firm for fiscal 2011, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution, the affirmative vote of a majority of the votes cast at the annual meeting is required.

In voting on the non-binding resolution to have a regular shareholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one, two, or three years or abstain from voting. To approve the non-binding resolution, the affirmative vote of a plurality of the votes cast at the annual meeting is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld will have no effect on the outcome of the election. In counting votes on the proposal to ratify the selection of the independent registered public accountants, the non-binding resolution to approve the compensation of the named executive officers and the non-binding resolution to approve the frequency of a shareholder vote to approve the compensation of the named executive officers abstentions, broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposals.

Voting by Proxy

The Board of Directors of BCSB Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of BCSB Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of BCSB Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the two nominees for director;

•	“FOR” the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011;

•	“FOR” the approval of the compensation of the named executive officers; and

•	“FOR” the approval of a shareholder vote to approve the compensation of the named executive officers every year.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as directed by the full board of directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your BCSB Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in Baltimore County Savings Bank’s ESOP and 401(k) Plan

If you participate in the ESOP or if you hold shares through the 401(k) Plan, you will receive voting instruction cards for each plan in which you participate that reflects all shares you may vote under each plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the BCSB Bancorp, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for submitting your voting instructions is 11:59 p.m., Eastern time, on Monday, February 7, 2011.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors consists of eight members, all of whom are independent under the current listing requirements of the Nasdaq Stock Market, except for Joseph J. Bouffard, who is not independent because he serves as the President and Chief Executive Officer of BCSB Bancorp and Baltimore County Savings Bank. In concluding that Director Michael J. Klein is an independent director, the Board considered the fact that Mr. Klein is a member holding a 20% ownership interest in Colgate Investments, LLC, a limited liability company that owns real property that Baltimore County Savings Bank leases for a branch office site. Baltimore County Savings Bank paid $74,000 in rent to Colgate Investments, LLC during the year ended September 30, 2010. The remaining 80% of Colgate Investments, LLC is owned by Mr. Klein’s immediate family members. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between BCSB Bancorp, Baltimore County Savings Bank and their directors that were not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions with Related Persons,” including loans made by the Bank to its executive officers and directors.

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairman of the Board and President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his growing responsibilities of running the Company, enhancing shareholder value and expanding and strengthening the Company’s franchise while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Henry V. Kahl serves as Chairman of the Board of Directors. Mr. Kahl is independent under the listing requirements of The NASDAQ Global Market.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of September 30, 2010. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market. Each of the committees acts under a written charter adopted by the Board of Directors.

Director	Audit Committee		Compensation Committee		Nominating Committee
Joseph J. Bouffard
H. Adrian Cox	X				X
Henry V. Kahl			X
William J. Kappauf, Jr.	X	*	X		X
Michael J. Klein			X	*
William M. Loughran					X
John J. Panzer, Jr.					X
Ernest A. Moretti	X		X		X	*
Number of Meetings in 2010	5		7		1

*	Denotes Chairman

Audit Committee. The Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee examines and approves the audit report prepared by our independent registered public accounting firm, reviews and recommends the independent registered public accounting firm to be engaged and reviews accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that one member of the Audit Committee, William J. Kappauf, Jr., qualifies as an “audit committee financial expert” as defined in Section 401(h) of Regulation S-K promulgated by the Securities Exchange Commission. Director Kappauf is “independent,” as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is filed as Appendix A to this proxy statement.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the President and Chief Executive Officer and other executives, including base salary, annual incentive, long-term incentives, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. The Compensation Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. The Company’s Chief Executive Officer makes recommendations regarding the compensation of the executive officers of the Company and the Bank but does not participate in deliberations regarding his own compensation. For the year ended September 30, 2010, the Compensation Committee retained Bank Financial Services Group and Amalfi Consulting, LLC to assist it in evaluating its existing practices, strategies and levels for director and officer compensation and to recommend enhancements in such areas. The Compensation Committee has also utilized a survey prepared by a trade group to evaluate compensation practices in the past. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which was filed as Appendix B to the proxy statement for the Company’s 2009 annual meeting of shareholders.

Nominating Committee. Our Nominating Committee nominates directors to be voted on at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The members of the Nominating Committee are “independent directors” as defined in Nasdaq Stock Market listing standards. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was filed as Appendix C to the proxy statement for the Company’s 2009 annual meeting of shareholders.

Nominating Committee Procedures

Minimum Qualifications. The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Accordingly, the Nominating Committee will consider the following criteria in selecting nominees: personal and professional integrity; knowledge of the banking business and involvement in the community; business and civic affairs; whether a nominee would provide for adequate representation of the Bank’s market area; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by the Bank. The Nominating Committee has not previously used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating Committee of the Board of Directors of the Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

The Company and Baltimore County Savings Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended September 30, 2010, the Board of Directors of the Company held 15 regular meetings and special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and Committees on which he served.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet high standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code of Ethics and Business Conduct.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent registered public accounting firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2010 for filing with the Securities and Exchange Commission. The Audit Committee has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm.

AUDIT COMMITTEE THE BOARD OF DIRECTORS OF BCSB BANCORP, INC.

WILLIAM J. KAPPAUF, JR., CHAIRMAN

ERNEST A. MORETTI

H. ADRIAN COX

Audit Fees. The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2010 and 2009 by Stegman & Company:

	2010	2009
Audit fees (1)	$99,500	$98,777
Audit-related fees (2)	—	—
Tax fees (3)	12,345	11,650
All other fees	—	—

(1)	Audit fees consist of fees for professional services rendered for the audit of BCSB Bancorp’s and the Company’s consolidated financial statements and review of financial statements included in the Company’s and BCSB Bancorp’s quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fess are for assurance and related services by the principal accountant that are related to the performance of audits or reviews of BCSB Bancorp’s and the Company’s financial statements and are not reported in the preceding Audit Fees category. The fees shown above were for due diligence services for potential acquisitions, technical accounting and reporting, consulting and research and employee benefit plan audits.
(3)	Tax services fees consist of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants. The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation. During the year ended September 30, 2010, all services were approved in advance by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of December 23, 2010 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock, by each of the Company’s directors, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation,” and by all directors and executive officers of the Company as a group. All directors and executive officers of the Company have the Company’s address.

	Shares of Common Stock Beneficially Owned at December 23, 2010 (1)		Percent of Class (2)
Persons Owning Greater than 5%:
BCSB Bancorp, Inc.
Employee Stock Ownership Plan, et. al. 4111 E. Joppa Road, Suite 300 Baltimore, Maryland 21239	280,635	(3)	8.99%

Financial Edge Fund, L.P. Financial Edge-Strategic Fund, L.P. PL Capital, LLC PL Capital Advisors, LLC Goodbody/PL Capital, L.P. Goodbody/PL Capital, LLC John W. Palmer Richard J. Lashley 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	311,724	(4)	9.77

FSI Group, LLC Steven N. Stein John M. Stein 1300 Carew Tower 441 Vine Street Cincinnati, Ohio 45202	173,498	(5)	5.44

Castine Capital Management, LLC Paul Magidson One International Place, Suite 2401 Boston, Massachusetts 02110	162,035	(6)	5.08

Directors:
Joseph J. Bouffard	61,318	(7)	1.91
H. Adrian Cox	12,166		*
Henry V. Kahl	10,980		*
William M. Loughran	24,071		*
John J. Panzer, Jr.	20,842		*
Michael J. Klein	33,409		1.05
William J. Kappauf, Jr.	7,778		*
Ernest A. Moretti	8,462		*

Named Executive Officers:
Anthony R. Cole	24,019		*
David M. Meadows	20,250		*

All directors and executive officers of the Company as a group (12 persons)	255,728		7.89

*	Less than 1% of outstanding common stock
(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company’s common stock if he or she has or shares voting or investment power with respect to such common stock. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The listed amounts include 3,158, 3,158, 3,158, 3,158, 3,158, 3,158, 789, 13,687, 3,804, 4,024, 1,754, 3,629 and 46,372, shares that Directors Cox, Kahl, Loughran, Panzer, Klein, Kappauf, Moretti, Bouffard, Named Executive Officers Cole and Meadows, other executive officers Bonnie M. Klein and Daniel R. Wernecke and all directors and executive officers of the Company as a group, respectively, have the right to acquire upon the exercise of options exercisable within 60 days of December 17, 2010. The listed amounts shown exclude shares held for the benefit of directors under the deferred compensation plan trust. The shares held in the deferred compensation plan trust are held for the benefit of directors in the following amounts: Mr. Cox, 7,597 shares; Mr. Kahl, 7,181 shares; Mr. Loughran, 4,715 shares; Mr. Panzer, 20,167 shares; Mr. Klein, 2,949 shares; Mr. Kappauf, 1,852 shares; and Mr. Moretti, 440 shares. Such directors bear the economic risk associated with such shares. The listed amounts do not include shares with respect to which Directors Moretti, Klein and Kappauf share voting power by virtue of their positions as trustees of the trusts holding 184,537 shares under the Company’s Employee Stock Ownership Plan (the “ESOP”). The listed amounts do not include shares with respect to which Directors Henry V. Kahl, H. Adrian Cox and William J. Kappauf, Jr. share voting power by virtue of their positions as trustees of the trust holding 55,110 shares under the Baltimore County Savings Bank, F.S.B. Deferred Compensation Plan, nor 19,318 shares as to which such individuals, along with Director Michael J. Klein, share dispositive power by virtue of their positions as directors of Baltimore County Savings Bank Foundation, Inc. (the “Foundation”), nor 4,184 shares with respect to which Executive Officer Cole and Directors Cox and Panzer have voting power by virtue of their positions as trustees of the management recognition plan trust. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants’ instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees’ best judgment. As of December 23, 2010, 78,486 shares had been allocated. Shares held by the deferred compensation plan trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust. The shares held by the management recognition plan trust are voted in the same proportion as the shares held by the ESOP trust. Shares held by the Foundation are voted in the same ratio as all other shares of common stock are voted. The listed amounts include 673, 554, 3,301, 3,309 and 1,776 share held under the ESOP for the accounts of named executive officers Bouffard, Cole and Meadows and other executive officers Bonnie M. Klein and Daniel R. Wernecke, respectively. The listed amounts also include 3,068, 3,068, 3,068, 3,068, 3,068, 3,068, 3,068, 17,256, 6,902, 6,902, 2,934 and 6,902 shares of unvested restricted stock over which Directors Cox, Kahl, Loughran, Panzer, Klein, Kappauf, Moretti and Bouffard, named executive officers Cole and Meadows and other executive officers Bonnie M. Klein and Daniel R. Wernecke, respectively, have voting power but no dispositive power. Amount also includes shares held in the 401(k) Plan accounts of executive officer Meadows, Bonnie M. Klein and Daniel R. Wernecke of 2,531, 2,933 and 1,637 shares, respectively.
(2)	Based on a total of 3,192,119 shares of common stock outstanding as of December 23, 2010.
(3)	Includes 184,537 shares owned by the ESOP, 55,110 shares owned by the deferred compensation plan, 17,486, shares owned by the Bank’s 401(k) Plan, 4,184 shares owned by the management recognition plan trust and 19,318 shares owned by the Foundation. Ernest A. Moretti, Michael J. Klein and William J. Kappauf, Jr., who serve as directors of the Company, serve as trustees of the ESOP. Henry V. Kahl, H. Adrian Cox and William J. Kappauf, Jr., who serve as directors of the Company, serve as trustees of the deferred compensation plan. Such individuals share voting power over shares held by the ESOP and the deferred compensation plan and share dispositive power over shares held by the deferred compensation plan trust. Henry V. Kahl, H. Adrian Cox, William J. Kappauf, Jr. and Michael J. Klein serve as four of the Foundation’s nine directors and share dispositive power over shares held by the Foundation. H. Adrian Cox and John J. Panzer, Jr. who serve as directors of the Company and Anthony R. Cole who serves as Chief Financial Officer of the Company, serve as trustees of the management recognition plan trust. The trustees of the management recognition plan trust share voting and dispositive power over the shares held by the management recognition plan trust. The Bank is the trustee of the 401(k) Plan assets invested in Company common stock, and in their capacities as directors of the Bank, Messrs. Bouffard, Cole and Meadows share voting and dispositive power over shares held by the 401(k) Plan. In their individual capacity, such individuals disclaim beneficial ownership of shares held by the ESOP, the deferred compensation plan, the management recognition trust, the 401(k) Plan and the Foundation.
(4)

The information set forth in this footnote is based solely on a review of the Schedule 13D, as amended, filed with the SEC on April 3, 2009, which indicates beneficial ownership of: 164,771 and 67,491 shares by Financial Edge Fund, L.P. and Financial Edge-Strategic Fund, L.P., respectively, whose general partner is PL Capital, LLC of which Messrs. Palmer and Lashley are the managing members and share voting and dispositive power with Financial Edge Fund and Financial Edge-Strategic Fund over such shares: 79,410 shares held by Goodbody/PL Capital, L.P. whose general partner is Goodbody/PL Capital, LLC of which Messrs. Palmer and Lashley are the managing members and share voting and dispositive power with Goodbody/PL Capital, LLC over such shares; and 52 shares beneficially owned by Mr. Lashley in his individual capacity, over which he has sole voting and dispositive power. Mr. Palmer and Mr. Lashley are also the managing members of PL Capital Advisors, LLC, the investment advisor to Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P. and Goodbody/PL Capital, L.P.

(5)	The information set forth in this footnote is based solely on a review of the Schedule 13G, as amended, filed with the SEC on September 11, 2009, which indicates beneficial ownership of 173,498 shares by FSI Group, LLC which is controlled by John M. Stein and Steven N. Stein. FSI Group, LLC is also (i) the general partner of Financial Stocks Limited Partnership, which is the record owner of 135,000 shares of Company common stock, and (ii) the investment manager of a separately managed institutional account which is the record holder of 38,498 shares of Company common stock and over which FSI Group, LLC has trading discretion.
(6)	The information set forth in this footnote is based solely on a review of the Schedule 13G filed with the SEC on December 7, 2009, which indicates beneficial ownership of 162,035 shares by Castine Capital Management, LLC of which Paul Magidson is the managing member. Mr. Magidson shares voting and dispositive power with Castine Capital Management, LLC over the 162,035 shares.
(7)	Includes 100 shares held by Mr. Bouffard’s wife and 200 shares held as a custodian for his two grandchildren.

ITEMS TO BE VOTED UPON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of eight members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Henry V. Kahl and Michael J. Klein. Each of the nominees is currently a director of BCSB Bancorp and Baltimore County Savings Bank.

Unless you indicate on the proxy card that your shares should not be voted for a certain nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any of the nominees are unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Messrs. Kahl and Klein.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated for each individual is as of September 30, 2010. The indicated period of service as a director includes the period of service as a director of the Bank.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

Henry V. Kahl retired in August 2008. He previously serves as an Assessor Supervisor with the State of Maryland Department of Assessments & Taxation in Baltimore, Maryland. Age 67. Director since 1989, Chairman of Board since 1997. Prior to his tenure as Director, Mr. Kahl served as a Director of the Perry Hall Banking and Loan Association from 1980 to 1987.

Mr. Kahl’s experience as an Assessor Supervisor provides the Board with valuable expertise in local real estate matters and management. In addition, Mr. Kahl’s tenure as director and Chairman of the Board of the Bank offers the Board valuable insight regarding the Bank’s business.

Michael J. Klein is Vice President of Klein’s ShopRite of Maryland, a family owned chain of supermarkets, with locations throughout Harford and Baltimore Counties, Maryland. Mr. Klein is also Vice President and partner in several other family owned businesses including Forest Hill Lanes, Inc., Colgate Investments, LLP and Riverside Parkway, LTD. Age 55. Director since 2001.

Through his experiences as owner, executive officer and partner of various business interests within the bank’s market area including Klein’s ShopRite of Maryland, Forest Hill Lanes, Colgate Investments, LLP. Mr. Klein brings substantial management experience in business operations, financial analysis, human resources, personnel/benefit programming, capital budgeting, advertising and marketing. In addition, Mr. Klein provides extensive experience in the areas of real estate acquisition and development, construction management, leasing, site selection, and property management.

Directors Continuing in Office

The following directors have terms ending in 2012:

Joseph J. Bouffard was named President of BCSB Bancorp, Baltimore County Savings Bank and Baltimore County Savings Bank, M.H.C. effective November 27, 2006. Mr. Bouffard served as President and Chief Executive Officer of Patapsco Bancorp, Inc. and The Patapsco Bank until October 30, 2006. He joined The Patapsco Bank’s predecessor, Patapsco Federal Savings and Loan Association in April 1995 as its President and Chief Executive Officer and became President and Chief Executive Officer of Patapsco Bancorp, Inc. upon the formation of that company in 1996. Previously, Mr. Bouffard was Senior Vice President of the Bank of Baltimore, and its successor, First Fidelity Bank from 1990 to 1995. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Maryland Financial Bank and a former Board member of the Dundalk Community College Foundation and the Maryland Bankers Association. He is also a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association, Treasurer of the Neighborhood Housing Services of Baltimore and a charter member and Treasurer of the Towson Towne Rotary Club. Age 61. Director since 2006.

Mr. Bouffard’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Company and the Bank. Mr. Bouffard’s knowledge of all aspects of the Company’s and Bank’s business, combined with his success and strategic vision, position him well to continue to serve as our President and CEO.

William J. Kappauf, Jr. Retired. Mr. Kappauf previously served as the Director of Cash Management of Baltimore Gas & Electric Company, Baltimore, Maryland. He is a certified public accountant. Age 64. Director since 2002.

Mr. Kappauf has extensive management level experience in a large company setting outside of the financial services industry. Such management experience in a regulated industry has exposed Mr. Kappauf to many of the issues facing public companies today, particularly regulated entities, making Mr. Kappauf a valued component of a well rounded board. As a certified public accountant Mr. Kappauf adds additional expertise in accounting matters.

Ernest A. Moretti retired in 2006 from Bradford Bank, Baltimore, Maryland, where he held the position of executive vice president and managed residential lending and business development. Prior to his tenure with Bradford Bank, Mr. Moretti served as president and chief executive officer of Wyman Park Federal Savings and Loan Association from 1989 to 2003. Mr. Moretti also served in senior leadership capacities over a span of 26 years at Yorkridge Calvert Savings and Loan, Augusta Building and Loan Association and First National Bank. He is a current Board member of the Maryland Financial Bank. Age 70. Director since 2007.

Mr. Moretti’s over 40 years in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operation of the Bank. Mr. Moretti also provides the Board with valuable management level experience.

The following directors have terms ending in 2013:

H. Adrian Cox is an insurance agent with Rohe and Rohe Associates, Inc. in Baltimore, Maryland. Mr. Cox also is employed as a real estate agent with Century 21 Horizon Realty, Inc. in Baltimore, Maryland. Age 66. Director since 1987.

Mr. Cox’s experience offers the Board of Directors substantial small company management experience, specifically within the region in which the Company conducts its business. In addition, Mr. Cox’s tenure as director of the Bank, combined with his local real estate and insurance experience, offer the Board valuable insight regarding the Bank’s business.

William M. Loughran retired from his position of Executive Vice President in charge of lending operations of Baltimore County Savings Bank, BCSB Bancorp and Baltimore County Savings Bank, M.H.C. in November 2007. Mr. Loughran joined Baltimore County Savings Bank in 1973. Age 65. Director since 1991.

Through his affiliation with the Bank for over 37 years, Mr. Loughran brings in-depth knowledge and understanding of the Bank’s history and operation. Mr. Loughran also has an extensive background in commercial banking operational issues and executive management experience. In addition, as an active member of the community, Mr. Loughran maintains contact with and is in touch with the local consumer environment.

John J. Panzer, Jr. has been a self-employed builder of residential homes since 1971. Age 69. Director since 1991.

Mr. Panzer provides the Board with significant management, strategic and operational knowledge through his experience as owner of a real estate construction firm. Mr. Panzer’s background in residential construction also provides a valuable perspective on the local real estate market.

Item 2 — Ratification of the Independent Registered Public Accountants

The Audit/Compliance Committee of the Board of Directors has appointed Stegman & Company to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to ratification by shareholders. A representative of Stegman & Company is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm.

Item 3 — Advisory Vote on Executive Compensation

The American Recovery and Reinvestment Act of 2009 requires the Company to permit a non-binding advisory vote on the compensation of the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement, during the period in which any obligation arising from the Company’s participation in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of the named executive officers.

Item 4 — Advisory Vote on the Frequency of a Shareholder Vote to Approve Executive Compensation

The Dodd-Frank Act requires, among other things, SEC-reporting companies to obtain a non-binding shareholder vote on the frequency of the shareholder votes on executive compensation (at least once every six years) in addition to a non-binding shareholder vote on executive compensation (at least once every three years).

This proposal gives the Company’s shareholders the opportunity to determine whether the frequency of shareholder votes on executive compensation will be every one, two or three years. Shareholders are not being asked to approve or disapprove of the Board's recommendation, but rather to indicate their own choice as among the frequency options. Shareholders may also abstain from voting on the frequency of shareholder votes on executive compensation.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering the frequency of shareholder votes on executive compensation.

The Board of Directors unanimously recommends a vote for the approval of a shareholder vote to approve the compensation of the named executive officers being conducted “EVERY YEAR.”

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended September 30, 2010 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)		Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)(3)	Total ($)

Joseph J. Bouffard President and Chief Executive Officer of BCSB Bancorp and Baltimore County Savings Bank	2010 2009	$254,753 229,474	$	— —	$	— —	$	— —	$	— —	$7,130 4,901	$261,883 234,375

David M. Meadows Executive Vice President, General Counsel and Secretary of BCSB Bancorp and Baltimore County Savings Bank	2010 2009	182,376 178,881		21,000 18,000		— 619		— 2,720		— —	13,953 12,575	217,329 212,795

Anthony R. Cole Executive Vice President and Chief Financial Officer of BCSB Bancorp and Baltimore County Savings Bank	2010 2009	178,582 164,624		21,000 21,250		— 619		— 2,720		— —	5,337 4,717	204,919 193,930

(1)	This amount reflects the aggregate grant date fair value for outstanding restricted stock awards granted during the year, computed in accordance with FASB ASC Topic 718. The amounts were calculated based on the Company’s stock price as of the date of grant, which was $8.25. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.
(2)	This amount reflects the aggregate grant date fair value for outstanding stock option awards granted during the year, computed in accordance with FASB ASC Topic 718. The aggregate grant date fair value for outstanding stock option awards was calculated based on the stock price as of the date of grant, which was $8.25, using the Black-Scholes option pricing model and a dividend yield of 0%, expected volatility if 37.41%, risk-free interest rate of 0.76% and expected lives of 7 years.
(3)	Details of the amounts reported in the “All Other Compensation” column are provided in the table below. The table excludes perquisites, which did not exceed $10,000 in the aggregate for any named executive officer:

Item	Joseph J. Bouffard	David M. Meadows	Anthony R. Cole
Market value as of the last business day of the year ended September 30, 2010 of allocations under the employee stock ownership plan	$3,350	$2,624	$2,673
Amounts accrued under survivor income plan	—	8,679	—
401(k) Plan matching contribution	3,780	2,650	2,664

Total	$7,130	$13,953	5,337

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested as of September 30, 2010 for each named executive officer.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Joseph J. Bouffard	5,264	5,264	(2)	$11.61	01/08/2018	1,941	(4)	$18,439
	8,423	2,105	(3)	28.44	12/05/2016
David M. Meadows	208	624	(6)	8.25	06/17/2019	319	(5)	3,030
	2,237	2,237	(2)	11.61	01/08/2018
	1,579	—		21.60	07/24/2012
Anthony R. Cole	208	624	(6)	8.25	06/17/2019	847	(7)	8,047
	437	436	(2)	11.61	01/08/2018
	3,159	2,105	(8)	17.95	09/19/2017

(1)	Based upon the closing stock price for BCSB Bancorp common stock of $9.50 on September 30, 2010.
(2)	Stock options vest in two equal annual installments beginning on January 8, 2011.
(3)	Stock options will fully vest on December 5, 2011.
(4)	526 restricted stock awards vest on December 5, 2010, 528 restricted stock awards vest on December 5, 2011, 442 restricted stock awards vest on January 8, 2011 and 445 restricted stock awards vest on January 8, 2012.
(5)	131 restricted stock awards vest on January 8, 2011, 132 restricted stock awards vest on January 8, 2012, and 19 restricted stock awards vest on June 17, 2011.
(6)	Stock options vest in three equal annual installments beginning on June 17, 2011.
(7)	263 restricted stock awards vest on September 19, 2011, 264 restricted stock awards vest on September 19, 2012, 131 restricted stock awards vest on January 8, 2011, 132 restricted stock awards vest on January 8, 2012, and 19 restricted stock awards vest on June 17, 2011.
(8)	Stock options vest in two equal installments commencing on September 19, 2011.

All shares and share prices for grants and awards made prior to April 10, 2008 have been adjusted to reflect the 0.5264 conversion ratio in the second step conversion of Baltimore County Savings Bank completed on April 10, 2008.

Employment Agreements

Employment Agreement. On November 27, 2006, Baltimore County Savings Bank executed an employment agreement with Joseph J. Bouffard under which he serves as President and Chief Executive Officer of Baltimore County Savings Bank. The employment agreement provides for a three-year term, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date. The material terms of the employment agreement also include that:

•	Mr. Bouffard receives a base salary of $252,000 per year, subject to annual review by the Board of Directors;

•	Mr. Bouffard is eligible to receive bonuses or other incentive compensation at the discretion of the Board of Directors;

•

Mr. Bouffard received a restricted stock award covering 2,632 shares of BCSB Bancorp common stock, vesting in installments of 526 shares on the first anniversary of the grant date and continuing each anniversary thereafter until fully vested. Mr. Bouffard also received 10,528 stock options, vesting in installments of 2,105 shares on the first anniversary of the grant date and continuing each anniversary thereafter until fully vested. The stock options will remain exercisable for a period of ten years from the grant date and have an exercise price equal to the fair market value of BCSB Bancorp’s common stock on the grant date. Amounts have been adjusted for the 0.5264 exchange ratio in the second step conversion completed on April 10, 2008. Restricted stock awards and stock options will vest immediately upon a change in control;

•

Mr. Bouffard participates in any life insurance, medical insurance, dental insurance, pension, profit sharing, retirement and other benefit programs and arrangements that Baltimore County Savings Bank may sponsor or maintain for the benefit of senior management employees and its employees generally;

•	Mr. Bouffard will be eligible for certain other fringe benefits described in the employment agreement; and

•

Baltimore County Savings Bank may terminate Mr. Bouffard’s employment for cause, in which case Mr. Bouffard would have no right to receive compensation or other benefits for any period after termination, except for already vested benefits.

Under the terms of our employment agreement with Mr. Bouffard, upon involuntary termination of employment or voluntary termination under circumstances that constitute constructive termination, Mr. Bouffard will receive a lump sum salary continuation benefit equal 36 months’ base salary.

Our employment agreement with Mr. Bouffard further provides that in the event of termination due to disability, Mr. Bouffard will be entitled to the compensation and benefits provided for under the agreement for (i) any period during the term of the agreement and prior to the establishment of Mr. Bouffard’s disability during which he is unable to work due to such disability, or (ii) any period of disability prior to Mr. Bouffard’s termination of employment due to disability; provided, however, that any benefits paid pursuant to our long-term disability plan will continue as provided in such plan.

In addition, if, within one year after a change in control of BCSB Bancorp, Baltimore County Savings Bank terminates Mr. Bouffard’s employment without cause or Mr. Bouffard voluntarily terminates his employment, he will be entitled to receive a lump sum payment equal to 2.99 times his then-current annual base salary plus continued participation for up to three years in any benefit plans of Baltimore County Savings Bank that provide medical, dental and life insurance coverage upon terms no less favorable than the most favorable terms provided to senior executives. If such payments and benefits, either alone or together with other payments and benefits Mr. Bouffard has the right to receive from Baltimore County Savings Bank, would constitute an excess “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), such payments and benefits will be reduced or revised by the amount, if any, which is the minimum necessary to result in no portion of such payments and benefits being non-deductible to Baltimore County Savings Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code.

Change-in-Control Severance Agreements. Baltimore County Savings Bank maintains change in control severance agreements with Messrs. Cole and Meadows and other senior officers of the Bank. The agreements have terms ending on the earlier of (a) January 1, 2012, or (b) the date on which the employee terminates employment with Baltimore County Savings Bank. The term of the severance agreements may be extended for additional one-year periods beyond the then effective expiration date upon a determination by the Board of Directors that the performance of these individuals has met the required performance standards and that such severance agreements should be extended. The employee becomes entitled to collect severance benefits under the severance agreement in the event within the period beginning 12 months before a change of control and ending 18 months after a change of control the employee (i) experiences a “change in duties,” as explained below, (ii) is involuntarily terminated for reasons other than “cause,” as defined in the agreement, death or disability, or resigns following a change in duties, or (iii) voluntarily terminates employment for any reason within the 30-day period beginning on the date of a change of control. Under the agreement, a change in duties is defined to include a significant adverse change in the status, title, position, responsibilities, or scope of the employee's authority or duties, assignment to the employee of any duties or responsibilities which are inconsistent with his or her status, title, or position, a material reduction in the employee’s total compensation, a diminution in the employee’s eligibility to participate in compensation plans, a relocation of the employee’s principal place of employment by more than 30 miles, or a reasonable determination by the board of directors that, as a result of a change of control and change in circumstances thereafter, the employee is unable to exercise the authorities, powers, functions or duties attached to his or her position.

In the event an employee becomes entitled to receive severance benefits, the employee (i) will be paid an amount equal to 2.99 times the annualized cash compensation paid to the employee in the immediately preceding 12-month period (excluding board fees and bonuses), and (ii) will receive either cash in an amount equal to the cost to the employee of obtaining all health, life, disability and other benefits which the employee would have been eligible to participate in through the second annual anniversary date of his termination of employment or continued participation in such benefit plans through the second annual anniversary date of his termination of employment, to the extent the employee would continue to qualify for participation therein. Under the terms of the agreements, the employees will receive severance in a lump sum cash payment within 10 business days of their termination of employment following a change of control.

In the event that one of these employees prevails over Baltimore County Savings Bank in a legal dispute as to the severance agreement, he or she will be reimbursed for legal and other expenses. In connection with the conversion, the severance agreements have been amended and restated to make BCSB Bancorp a guarantor of Baltimore County Savings Bank’s obligations under the severance agreements and to limit the payments to the employees in the event payments under the severance agreements together with other change in control benefits may result in a “parachute payment” under 280G of the Code. See “—Employment Agreement” above for definition of parachute payment.

Supplemental Executive Retirement Plan. Baltimore County Savings Bank has entered into an agreement with Mr. Meadows to provide him with supplemental retirement benefits. Mr. Meadows is entitled to his supplemental retirement benefit upon termination of employment (other than for cause) at or upon attaining age 65. If he terminates employment after attaining age 65, Baltimore County Savings Bank will pay Mr. Meadows an annual retirement benefit equal to 11.8% of his final compensation. For purposes of the agreement, final compensation equals Mr. Meadows highest three calendar year’s average cash compensation. The Bank will pay the annual retirement benefit monthly over a period of 180 months. If Mr. Meadows terminates employment before reaching 65 years of age, or is terminated by Baltimore County Savings Bank for any reason other than for cause, Baltimore County Savings Bank will pay Mr. Meadows a reduced annual benefit, based on amounts accrued for him prior to termination, commencing at age 65, over a 180-month period. Should Mr. Meadows die while employed by Baltimore County Savings Bank or after payments have begun, a designated beneficiary will receive the balance owed to him on the date of death in the same method and manner as if he were still alive.

In 2010, we adopted a supplemental executive retirement plan for the benefit of Messrs. Bouffard and Cole and certain other senior management of the Bank. Upon separation of service after reaching age 65, the plan provides participants with an annual defined benefit (payable in monthly installments for a period of 15 years) equal to 50% of the participant’s Final Pay. Final Pay is defined as a participant’s average rate of annual base salary for the three (3) calendar years ending prior to the effective date of the participant’s termination of employment that results in the highest average rate of annual base salary. If a participant terminates prior to age 65, the participant will receive an annual benefit equal to the participant’s Final Pay multiplied by 50%, reduced by the product of (i) 65 less the participant’s age upon separation of service multiplied by (ii) 2%. However, participants who terminate employment prior to attaining age fifty-five (55) and participating in the Plan for eight (8) calendar years are not eligible for any benefit under the Plan. In the event a change in control, participants who have not attained age 65 and have not terminated service with the Bank will receive a lump sum plan benefit that is the actuarially equivalent of the benefit the participant would have received if he or she terminated service with the Bank after reaching age 65. In the event a participant is terminated for cause, the participant will forfeit all benefits accrued under the plan.

Plan participants who terminate service with the Bank due to a disability prior to attaining age 65 will receive a plan benefit equal to the liability that should be accrued by the Bank to reflect the Bank’s obligations to the participants, without regard to whether such amount is actually accrued as of a participant’s separation of service, less any amount covered by a separate disability insurance policy (excluding any short-term or long-term disability program sponsored by the Bank) not to exceed an amount equal to the actuarial equivalent lump sum of the product of the participant’s benefit percentage multiplied by his/her Final Pay paid for fifteen (15) years. The disability benefit under the Plan is payable in a single lump sum payment on the first business day of the first calendar quarter beginning after the later of the date the benefit from the disability policy is received or the date of disability if not insured. If a participant dies before a separation from service, at the participant’s death the participant’s beneficiary shall be entitled to the participant’s accrual balance in the Plan, less the benefit described in an endorsement split dollar agreement entered into with the participant. If a participant is not a party to an endorsement split dollar agreement at the time of his/her death, the Bank shall, as soon as practicable following his/her death, pay the participant’s beneficiary a lump sum amount equal to the participant’s accrual balance. If a participant dies after a separation from service but prior to the time all payments have been made under the plan, the remaining payments shall be made in an actuarial equivalent lump sum payment. To the extent that the Bank or any participant is subject to restrictions imposed on institutions and certain employees of institutions receiving financial assistance from the Federal government under the Troubled Assets Relief Program (TARP), the Bank will not pay or accrue any benefit under this Plan if the payment or accrual would violate any law or regulation applicable to such institutions or individuals.

Survivor Income Plan. Baltimore County Savings Bank maintains a survivor income plan for the benefit of certain officers. Named executive officer Meadows and other senior executive officers of the Bank participate in the survivor income plan. The survivor income plan provides a benefit to survivors upon the death of the participant provided the participant is employed by Baltimore County Savings Bank and has been employed by Baltimore County Savings Bank for ten years at the time of death or terminates employment for any reason other than cause after attaining age 55 with ten years of service. Under this plan, upon his death, the beneficiaries of Mr. Meadows would receive a death benefit of $250,000, payable in a lump sum within 90 days following death.

Limitation of Benefits. In connection with the Company’s participation in the TARP Capital Purchase Program, the Company and the U.S. Department of Treasury (“Treasury”) entered into a securities purchase agreement. This agreement, among other conditions, placed limits on the compensation of the Company’s senior executive officers. As a result, each of Messrs. Bouffard, Meadows and Cole executed an agreement with the Company (1) agreeing to comply with the TARP Capital Purchase Program rules on senior executive officer compensation and benefits; and (2) acknowledging that they may not receive any payments, including accelerated benefits, on account of a departure from their employment to the extent those payments would be considered “golden parachute” payments under the regulations. Such agreements will be in effect as long as Treasury holds preferred stock in the Company.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2010 fiscal year. No tax-qualified or retirement-qualified compensation was provided to directors in fiscal 2010.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Henry V. Kahl	31,400	—	31,400
John J. Panzer, Jr.	23,800	—	23,800
Ernest A. Moretti	26,600	—	26,600
H. Adrian Cox	25,200	—	25,200
Michael J. Klein	24,200	—	24,200
William J. Kappauf, Jr.	26,600	—	26,600
William M. Loughran	24,600	—	24,600

(1)	Includes contributions under our deferred compensation plan and cash distributions.
(2)	At September 30, 2010, Directors Kahl, Panzer, Moretti, Cox, Klein, Kappauf and Loughran had outstanding options to acquire 3,158, 3,158, 1,052, 3,158, 3,158, 3,158 and 3,158 shares, respectively, of the Company’s common stock.

Cash Retainers and Meeting Fees. The following table sets forth the applicable retainers and fees that were paid to our directors for their service on our Board of Directors during fiscal 2010.

Monthly retainer	$1,000
Fee for attendance at regular Board meetings	400
Fee for attendance at special Board meetings	400
Fee for attendance at committee meetings	200
Fee for committee chairman attendance at committee meetings:
Audit and Compensation Committees	400
All other committees	300
Monthly retainer for Chairman of the Board	1,200

Deferred Compensation Plan. Baltimore County Savings Bank maintains the Baltimore County Savings Bank, F.S.B. Amended and Restated Deferred Compensation Plan, which incorporates two prior plans – the Baltimore County Savings Bank Deferred Compensation Plan and Baltimore County Savings Bank Cash Deferred Compensation Plan. The Deferred Compensation Plan provides members of the Board of Directors and selected executives with the ability to defer a portion of their compensation. The plan preserves a stock component of the prior plan. Prior to each plan year, each non-employee director may elect to defer receipt of all or part of his future fees (including retainers), and any other participant may elect to defer receipt of up to 25% of salary or 100% of bonus compensation into either the cash or stock-based plan. The plan also provides a 401(k) restoration matching contribution intended to make participants whole with respect to matching contributions Baltimore County Savings Bank would have made under the 401(k) plan but for certain limitations imposed by the qualified plan rules. Participants become fully vested after six years of service. On each September 30th, each director participant who has between three and 12 years of service as a director will have his account credited with $6,222. No director may receive credit for more than 12 years of service. A director participant who, after July 1, 1995, completes three years of service as a director, will have his account credited with $24,000 on the September 30th following his completion of three years of service. At the election of the participant, distributions may be made in a lump sum or installments.

Baltimore County Savings Bank has established a grantor trust and may, at any time or from time to time, make additional contributions to the trust. In the event of a change in control, Baltimore County Savings Bank will contribute to the trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the Plan. The trust’s assets are subject to the claims of Baltimore County Savings Bank’s general creditors and are available for eventual payments to participants.

Director Retirement Benefits. Baltimore County Savings Bank has entered in agreements with its non-employee directors, except Mr. Moretti and Mr. Loughran, to provide them with supplemental retirement benefits. Under the agreements, each director becomes entitled to an annual retirement benefit equal to $9,000, payable monthly for 15 years, if he terminates service after attaining age 70. If the director terminates service prior to age 70 (including by reason of death), Baltimore County Savings Bank will pay him, or his beneficiaries in the case of death, a reduced annual benefit over 15 years, commencing at age 70.

Stock Benefit Plans. Directors are also eligible to receive equity-based awards under the Company’s stock option plan, management recognition plan and 2009 Equity Incentive Plan. During the year ended September 30, 2010, non-employee directors did not receive any stock awards or stock options.

Reimbursement for Tax Advice. Baltimore County Savings Bank’s Board of Directors has also adopted a policy to reimburse designated directors and officers for expenses they incur in connection with professional tax, estate planning or financial advice they obtain related to the benefits they receive under the stock and non-stock related benefit plans of Baltimore County Savings Bank and BCSB Bancorp. Reimbursements are limited to $1,000 for each eligible individual during any fiscal year, with a one-time allowance not to exceed $5,000 for estate planning expenses. The level of annual reimbursements may be increased to $2,000 on a one-time basis in the event of a change in control of BCSB Bancorp. No reimbursements were made during the year ended September 30, 2010.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in BCSB Bancorp common stock during the year ended September 30, 2010.

Transactions with Related Persons

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by Baltimore County Savings Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by a depository institution to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Baltimore County Savings Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans to such persons must be approved in advance by a disinterested majority of the Board of Directors.

In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Baltimore County Savings Bank’s capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

The aggregate amount of loans by us to executive officers and directors was $290,000 at September 30, 2010, or approximately .47% of stockholders’ equity. These loans were performing according to their original terms at September 30, 2010. All loans made by Baltimore County Savings Bank to its directors and executive officers and members of their immediate families were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not related to Baltimore County Savings Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Approval of Related-Party Transactions. Under the Audit Committee Charter, it is the responsibility of the Audit Committee to review all related party transactions, i.e., transactions required to be disclosed under Securities and Exchange Commission Regulation S-K, Item 404, for potential conflict of interest situations on an ongoing basis and to determine whether to approve such transactions. Our Code of Ethics and Business Conduct also provides that all executive officers and directors must disclose any private interest that presents the possibility of conflicts of interest with BCSB Bancorp or Baltimore County Savings Bank.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than September 9, 2011. If next year’s annual meeting is held on a date more than 30 calendar days from February 9, 2012, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 days prior to the date of the annual meeting; however, if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS AND ANNUAL MEETING ATTENDANCE

The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of David M. Meadows, Corporate Secretary, BCSB Bancorp, Inc., 4111 E. Joppa Road, Baltimore, Maryland 21236. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate Board committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

Directors are expected to prepare themselves for and to attend all Board meetings, the annual meeting of shareholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company’s directors attended the Company’s 2010 Annual Meeting of Shareholders.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of BCSB Bancorp common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s annual report to shareholders has been mailed to persons who were shareholders as of the close of business on December 17, 2010. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended September 30, 2010, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were shareholders as of the close of business on December 17, 2010 upon written request to David M. Meadows, Corporate Secretary, BCSB Bancorp, Inc., 4111 E. Joppa Road, Baltimore, Maryland 21236.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David M. Meadows

David M. Meadows
Corporate Secretary

Baltimore, Maryland

January 7, 2011

Appendix A

BCSB BANCORP, INC.

AUDIT COMMITTEE CHARTER

I.	Purpose

There shall be a committee appointed by the Board of Directors (the “Board”) of BCSB Bancorp, Inc. (the “Company”), designated as the Audit Committee (the “Committee”), to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

1.	Review the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance.

2.	Review the independence and performance of the Company’s independent auditors and the internal audit function.

3.	Provide an open avenue of communication between the independent auditors, internal auditors, management and the Board.

4.	Report to the Board periodically on significant results of the aforementioned activities.

5.	Prepare the report required by the Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

The Committee shall be given full and direct access to the Company’s internal auditors, the Board, Company executives and independent auditors as necessary to carry out these responsibilities. The independent auditors are responsible for auditing the Company’s financial statements. Management and the independent auditors have more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements, or any professional certification as to the independent auditors’ work, including with respect to auditor independence. Each member of the Committee shall be entitled to rely on the integrity of people and organizations from whom the Committee receives information and the accuracy of such information, including representations by management and the independent auditors regarding non-audit services provided by the independent auditors.

The Committee has the authority and responsibility to direct the hiring and retention of the independent auditor who shall be acceptable to regulatory authorities to conduct a thorough audit of the books, accounts, assets and liabilities of the Company, which audit shall include all items required by the regulatory authorities.

The Committee has the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts as it deems necessary in the performance of its duties.

II.	Composition and Meetings

The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall satisfy the definition of “independent director” as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Committee must be financially literate at the time of appointment, meaning they must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have prior experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including a current or past position as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

The Committee shall meet at regularly stated intervals (at least four times a year) or more frequently as circumstances require. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee will require management or others to attend the meetings and provide pertinent information when required. However, no such persons shall participate in the decision making of the Committee. The Committee Chairman shall approve the content of the agenda for each meeting. The Committee shall meet privately in executive session when considered appropriate. The Committee may meet also with management, the internal auditors and the independent auditors to discuss any matters that the Committee believes should be discussed.

The Board shall appoint from the members on the Committee a Chairman of the Committee. The Chairman will normally preside at all meetings, but in the absence of the appointed Chairman, the members shall appoint another Chairman of that meeting. The Committee shall keep written minutes of all meetings.

III.	Responsibilities and Procedures

The Committee shall assist the Board in fulfilling its responsibilities to stockholders concerning the Company’s accounting and reporting practices, and shall facilitate open communication between the Committee, Board, internal auditors, independent auditors and management. The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management, internal auditors and the independent auditors, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any obligation or duty of the Committee to plan, conduct, or determine the scope of any audit, or to determine that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its judgment, the Committee shall rely on the information and advice provided by the Company’s management, internal auditors and independent auditors. To fulfill its responsibilities and duties the Committee shall:

1.	Review with management, internal auditors and the independent auditors the Company’s accounting and financial reporting controls; obtain annually in writing from the independent auditors their letter as to the adequacy of such controls; discuss significant financial risk exposures, and assess the steps management has taken to monitor, control and report such risks; and review the related findings and recommendations of internal auditors, the independent auditors and regulators, together with management’s responses.

2.	Review with management, independent auditors and internal auditors the Company’s annual audited consolidated financial statements and the independent auditor’s opinion regarding such financial statements, prior to inclusion in the annual report and discuss any significant changes to the Company’s accounting principles and any item required to be communicated by the independent auditors in accordance with applicable Statements of Auditing Standards.

3.	Review quarterly with management and the independent auditors the Company’s financial statements and the reasoning for the appropriateness of the accounting principles, underlying estimates and disclosures adopted by management. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Committee to meet in closed session with these parties.

4.	Consider, based upon its discharge of its responsibilities and any other information, discussion or communication that the Committee deems relevant, whether to recommend to the Board that the Company’s audited consolidated financial statements be included in the Company’s annual report.

5.	Consider the audit scope and annual audit plan of the internal auditors to assure adequacy of coverage and the effective use of audit resources.

6.	Review the independence and performance of the independent auditors and decide as to the appointment, retention or termination of the independent auditors, as well as be responsible for the oversight of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

7.	Review and discuss annually with the independent auditors all significant relationships they have with the Company that could impair the independent auditor’s ability to perform the audit independently and objectively. The Committee shall review with the independent auditors the matters required to be discussed by PCAOB Rule 3526.

8.	Review with management and the independent auditors the results of the annual audit prior to the distribution including:

a.	The annual financial statements, accompanying footnotes and the independent auditor’s report thereon.

b.	Their qualitative judgments about the appropriateness and quality, not just the acceptability, of significant accounting principles, practices, policies and financial disclosures used or proposed to be adopted by the Company. The discussion should include such issues as the clarity of the Company’s financial disclosures and degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

c.	Any significant changes required in the independent auditors annual audit plans.

d.	Any difficulties or disputes with management encountered during the course of the audit.

9.	Review with management and the independent auditors all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

10.	Discuss other matters related to the conduct of the audit, which are to be communicated to the Committee under Generally Accepted Accounting Principles.

11.	Assure that the independent auditors’ reasoning is described in determining the appropriateness of changes in accounting principles and disclosure and in accepting or questioning significant estimates by management.

12.	Review and approve the appointment of the internal auditors.

13.	Review and approve the Company’s annual audit plan, activities, and organizational structure and review the qualifications of the internal auditors, as needed.

14.	Review with management and the internal auditors:

a.	Significant internal audit findings during the year and management’s response.

b.	Any difficulties encountered in the course of internal audit work, including any restrictions on the scope of activities or access to the required information.

c.	Any changes required in the scope of the Company’s annual audit plan.

d.	The internal auditors’ staffing, functional policies, risk analysis and budget.

15.	Maintain written minutes of all meetings of the Committee and report at least quarterly to the Board on significant results of the foregoing activities.

16.	Review and approve requests for any management consulting engagement, subject to a pre-approval limitation set by the Committee, to be performed by the independent auditors, and be advised of any other consultations undertaken at the request of management that is beyond the scope of the engagement letter.

17.	Review with management, the independent auditors, internal auditors and the Company’s legal counsel on an as needed basis any regulatory matters that may have a material impact on the Company’s financial statements, compliance with laws and regulations and inquiries received from regulators or governmental agencies.

18.	Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its responsibilities. In addition, the Committee shall be provided funding for ordinary administrative expenses of the Committee.

19.	Perform such additional functions as the Board may from time to time require, and such other functions as may be required of the Committee by applicable legislation or by any other regulatory authority.

20.	Annually inform the auditor who is responsible for internal audit activities and the independent auditors, that they should promptly contact the Committee Chairman about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. When such communications are made to the Chairman, he shall notify the other members of the Committee of any communication that the Chairman in the exercise of his or her business judgment believes should be considered by the Committee prior to its next scheduled meeting.

21.	Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to stockholders.

22.	Generally discuss earnings press releases and financial information, as well as earnings guidance provided to analysts and rating agencies.

23.	Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24.	Approve, in advance, all permissible non-audit services to be completed by the independent auditor.

25.	Set clear hiring policies for hiring employees or former employees of the independent auditors.

26.	Review periodically, but no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. “Related person” and “transaction” shall have the meanings given to such terms in Securities and Exchange Commission Regulation S-K, Item 404, as amended from time to time.

IV.	Performance Evaluation and Disclosure Obligations

In addition to the responsibilities presented above, the Chairman of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the Chairman shall lead the Committee in an annual evaluation of its performance. The Committee shall examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Audit Committee. Further, the Committee will disclose in each annual proxy statement to its stockholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and either post its Charter on its website or will disclose a copy of the Charter once every three years either in the annual report to stockholders or proxy statement.

BCSB BANCORP, INC.

PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 9, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Directors H. Adrian Cox, William M. Loughran and John J. Panzer, Jr. and each of them, with full power of substitution, to act as proxies for the undersigned and to vote all shares of common stock of BCSB Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on February 9, 2011 at 4:30 p.m. local time, at Baltimore County Savings Bank’s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland, and at any and all adjournments thereof, as follows:

THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. PRESENTLY, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

BCSB BANCORP, INC.

February 9, 2011

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.baltcosavings.com/AnnualMeeting.asp

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. The election as director of the nominees listed below (except as marked to the contrary below).			2.	The ratification of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2011.	☐	☐	☐
	NOMINEES:		3.	The approval of the compensation of the named executive officers.	☐	☐	☐
☐ FOR ALL NOMINEES	O Henry V. Kahl O Michael J. Klein		4.	The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)				One Year Two Years Three Years Abstain ☐ ☐ ☐ ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this proxy of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2010 Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, only one registered holder need sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BCSB BANCORP, INC.

VOTING INSTRUCTION CARD FOR EMPLOYEE STOCK OWNERSHIP PLAN

ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 9, 2011

[PARTICIPANTS IN THE ESOP AND 401(K) PLANS

MAY RECEIVE MULTIPLE VOTING INSTRUCTION

CARDS. PLEASE COMPLETE, DATE, SIGN AND

RETURN ALL CARDS TO ENSURE YOUR VOTES

ARE COUNTED.]

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of BCSB Bancorp, Inc. credited to the undersigned’s account, for which the undersigned is entitled to vote at the annual meeting of shareholders to be held on February 9, 2011 at 4:30 p.m. local time, at Baltimore County Savings Bank’s Perry Hall Office located at 4208 Ebenezer Road, Baltimore, Maryland, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN

THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the other side)

ANNUAL MEETING OF STOCKHOLDERS OF

BCSB BANCORP, INC.

ESOP

February 9, 2011

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.baltcosavings.com/AnnualMeeting.asp

Please sign, date and mail

your vote authorization form in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. The election as director of the nominees listed below (except as marked to the contrary below).			2.	The ratification of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2011.	☐	☐	☐
	NOMINEES:		3.	The approval of the compensation of the named executive officers.	☐	☐	☐
☐ FOR ALL NOMINEES	O Henry V. Kahl O Michael J. Klein		4.	The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)				One Year Two Years Three Years Abstain ☐ ☐ ☐ ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this voting instruction card of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2010 Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of ESOP Participant	Date:	Signature of ESOP Participant	Date:

Note:	Please sign exactly as your name or names appear on this vote authorization form.

BCSB BANCORP, INC.

VOTING INSTRUCTION CARD FOR 401(k) PLAN

ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 9, 2011

[PARTICIPANTS IN THE ESOP AND 401(k) PLANS

MAY RECEIVE MULTIPLE VOTING INSTRUCTION

CARDS. PLEASE COMPLETE, DATE, SIGN AND

RETURN ALL CARDS TO ENSURE YOUR VOTES

ARE COUNTED.]

The undersigned hereby directs the Trustee(s) to vote all shares of common stock of BCSB Bancorp, Inc. credited to the undersigned’s account, for which the undersigned is entitled to vote at the annual meeting of shareholders to be held on February 9, 2011 at 4:30 p.m. local time, at Baltimore County Savings Bank’s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland, and at any and all adjournments thereof, as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN

THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

BCSB BANCORP, INC.

401(k) PLAN

February 9, 2011

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.baltcosavings.com/AnnualMeeting.asp

Please sign, date and mail

your vote authorization form in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE

AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
1. The election as director of the nominees listed below (except as marked to the contrary below).			2. The ratification of Stegman & Company as the independent registered public accounting firm for the fiscal year ending September 30, 2011.	☐	☐	☐
	NOMINEES:		3. The approval of the compensation of the named executive officers.	☐	☐	☐
☐ FOR ALL NOMINEES	O Henry V. Kahl O Michael J. Klein		4. The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)			OneYear Two Years Three Years Abstain ☐ ☐ ☐ ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Should the undersigned be present and elect to vote in person at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from the Company before the execution of this vote instruction card of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2010 Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of 401(k) Participant	Date:	Signature of 401(k) Participant	Date:

Note:	Please sign exactly as your name or names appear on this vote authorization form.